UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2016

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

2375 Cabot Drive
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (630) 577-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act ( 17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 8.01 Other Events.

The Company has become aware of a non-material adjustment to the table containing it's remaining intangible asset amortization expense shown in Note 6 - Other Intangible Assets of its Form 10-Q filed on July 29, 2016. The corrected table is set forth below:

Amortization expense
2016	$3,133
2017	6,081
2018	5,961
2019	5,952
2020	5,952
Thereafter	40,488
Total amortization expense	$67,567

This adjustment had no impact on the financial statements as reported, nor did it impact any other item in the Form 10-Q except for the table shown above.

The information presented in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned hereunto duly authorized.

Date: August 8, 2016     CTS CORPORATION

By:	/s/ Ashish Agrawal
Ashish Agrawal
Vice President, Chief Financial Officer